EXECUTION COPY

FIRST AMENDMENT TO THIRD AMENDED AND
RESTATED PURCHASE AND SALE AGREEMENT

          FIRST AMENDMENT TO THIRD AMENDED AND RESTATED PURCHASE AND SALE AGREEMENT (this “Amendment”), dated as of October 29, 2010, between ARVINMERITOR RECEIVABLES CORPORATION, a Delaware corporation (the “Buyer”), MERITOR HEAVY VEHICLE BRAKING SYSTEMS (USA), INC., a Delaware corporation, and MERITOR HEAVY VEHICLE SYSTEMS, LLC, a Delaware limited liability company (the “Originators, and individually, an “Originator”).

          FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that the Third Amended and Restated Purchase and Sale Agreement dated as of September 8, 2009, between the Buyer and the Existing Originators (the “Agreement”), is amended as follows:

          1. The definition of “Account” in Section 1.1 of the Agreement is amended to read as follows:

     “Account” means an “Account” as defined in the Second Tier Agreement, but excluding (i) any Designated Account, (ii) any Account arising from the sale to an Account Debtor of steel inventory acquired by an Originator solely for the purpose of reselling the steel or other raw materials inventory to such Account Debtor to be used by such Account Debtor to manufacture goods for the Originator, and (iii) any Account arising from the sale of goods or the provision of services by an Originator to a Permitted Obligor in respect of which an invoice is issued for the first time after the later of October 28, 2010, or the effective date of such Person’s designation as a Permitted Obligor in accordance with the terms hereof.

          2. The following definitions are added to Section 1.1 of the Agreement:

     “Permitted Obligor” means each of the Persons identified on Exhibit C to this Agreement, as such Exhibit may amended by the Originators from time to time by written notice to Buyer identifying one or more other Persons who purchase goods or services from such Originator for use in the business of Volvo or Mack or their Affiliates, and who are "Permitted Obligors," as such term is defined in the Receivables Purchase Agreement, dated as of October 29, 2010, between the Originators, as Sellers, Viking Asset Purchaser No 7 IC, as Initial Purchaser, and the other Persons from time to time parties thereto as Purchasers (as amended, modified, supplemented, restated, refinanced, refunded or replaced and in effect from time to time), and specifying the effective date of such designation.

          3. Exhibit C attached to this Amendment shall be Exhibit C to the Agreement.

          4. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW)).

          5. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

<Signature pages follow>

          IN WITNESS WHEREOF, the parties have caused this Amendment to be signed by their duly authorized officers as of the date first above written.

ARVINMERITOR RECEIVABLES CORPORATION,
as Buyer

By:	/s/ Kevin Nowlan
Name: Kevin Nowlan
Title: President and Treasurer

MERITOR HEAVY VEHICLE BRAKING SYSTEMS
(USA), INC., as an Originator

By:	/s/ Jeffrey Craig
Name: Jeffrey Craig
Title: Senior Vice President

MERITOR HEAVY VEHICLE SYSTEMS, LLC,
as an Originator

By:	/s/ Jeffrey Craig
Name: Jeffrey Craig
Title: Senior Vice President

CONSENT

          Reference is made to that certain Loan and Security Agreement dated as of September 8, 2009 among ArvinMeritor Receivables Corporation, ArvinMeritor Inc., the Lenders from time to time party thereto, and GMAC Commercial Finance LLC, as sole Lead Arrange, Bookrunner, Agent, and Lender, as amended (the “Loan Agreement”); and all capitalized terms used in this Consent and not otherwise defined herein are used with the terms ascribed to them in such Loan Agreement. By signing below, the Agent and the Lenders hereby consent to the execution, delivery, and performance of the foregoing First Amendment to Third Amended and Restated Purchase and Sale Agreement by Borrower and the Originators.

Dated: October 29, 2010	GMAC COMMERCIAL FINANCE LLC,
as Lender and as Agent

	By:	/s/ George Grieco
	Name:	George Grieco
	Title:	Managing Director

WELLS FARGO BANK, N.A.,
as Lender

By:	/s/ Eero Maki
Name:	Eero Maki
Title:	Senior V. P.

COLE TAYLOR BANK,
as Lender

By:	/s/ Richard A. Simons
Name:	Richard A. Simons
Title:	Group Senoir Vice President

EXHIBIT C

PERMITTED OBLIGORS

Mack Trucks, Inc.

Volvo Group North America, Inc.

Volvo Construction Equipment N.A.